UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 16, 2012
ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1311 Mamaroneck Avenue
Suite 260
White Plains, New York 10605
(Address of principal executive offices) (Zip Code)

(914) 288-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Acadia Realty Trust ("the Company") was held on May 16, 2012, at the offices of Paul, Hastings, Janofsky and Walker, LLP, in Chicago, Illinois. Shareholders representing 41,424,592 common shares of beneficial interest ("Common Shares"), or 96.9%, of the Common Shares outstanding as of the March 21, 2012 record date were present in person or were represented at the meeting by proxy.

The proposals listed below were submitted to a vote of the shareholders. The proposals are described in the Company's definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission. Proposals 1, 2 and 4 were approved by the shareholders pursuant to the voting results set forth below. Proposal 3 was approved, on an advisory basis, by the shareholders pursuant to the voting results set forth below.

Proposal 1 -

Election of Trustees

The six nominees for the Board of Trustees were elected by the requisite majority of the votes cast by the holders of Common Shares to hold office until the next annual meeting of shareholders and until their successors are elected and duly qualified. The tabulation of votes was as follows:

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes

Proposal 1a - Election of Trustee: Kenneth F. Bernstein	39,935,422	332,635	4,285	1,152,250

Proposal 1b - Election of Trustee: Douglas Crocker II	39,709,911	558,146	4,285	1,152,250

Proposal 1c - Election of Trustee: Lorrence T. Kellar	38,325,312	1,942,745	4,285	1,152,250

Proposal 1d - Election of Trustee: Wendy Luscombe	39,012,408	1,255,649	4,285	1,152,250

Proposal 1e - Election of Trustee: William T. Spitz	39,739,267	528,790	4,285	1,152,250

Proposal 1f - Election of Trustee: Lee S. Wielansky	38,779,820	1,488,137	4,385	1,152,250

Proposal 2 -

Ratification of Independent Registered Public Accounting Firm

The requisite majority of the votes cast by the holders of Common Shares ratified the appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2012. The tabulation of votes was as follows (there were no broker non-votes):

	Votes Cast For	Votes Against	Abstentions
Proposal 2 - Ratify BDO USA, LLP as Independent
Registered Public Accounting Firm	41,416,012	3,800	4,780

Proposal 3 -

Approval, on an Advisory Basis, of the Compensation of Named Executive Officers

The requisite majority of the votes cast by the holders of Common Shares approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company's 2012 proxy statement. The tabulation of votes was as follows:

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3 - Approval, on an Advisory Basis, of the
Compensation of Named Executive Officers	39,439,232	820,839	12,271	1,152,250

Proposal 4 -

Approval of the Amended and Restated 2006 Share Incentive Plan

The requisite majority of the votes cast by the holders of Common Shares approved the Amended and Restated 2006 Share Incentive Plan. The tabulation of votes was as follows:

	Votes Cast For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4 - Approval of the Amended and Restated
2006 Share Incentive Plan	37,224,488	3,035,755	12,099	1,152,250

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
(Registrant)

Date: May 17, 2012	By: /s/ Jonathan W. Grisham
Name: Jonathan W. Grisham
Title: Senior Vice President and
Chief Financial Officer